Exhibit 10.4
EXECUTION COPY
FIRST AMENDMENT
TO
FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT
DATED AS OF FEBRUARY 7, 2018
AMONG
BLACK STONE MINERALS COMPANY, L.P.,
AS BORROWER,
BLACK STONE MINERALS, L.P.,
AS PARENT MLP,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO
SOLE BOOK RUNNER AND SOLE LEAD ARRANGER
WELLS FARGO SECURITIES, LLC

FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of February 7, 2018, is among: BLACK STONE MINERALS COMPANY, L.P., a Delaware limited partnership (the “Borrower”); BLACK STONE MINERALS, L.P., a Delaware limited partnership (the “Parent MLP”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A. The Borrower, the Parent MLP, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of November 1, 2017 (as amended, modified or supplemented to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B. The Borrower, the Parent MLP, the Administrative Agent and the Lenders desire to amend the Credit Agreement in connection with Parent MLP’s issuance of Series B Preferred Stock as provided herein.
C. Now, therefore, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
Section 2. Amendments to Credit Agreement.
2.1 Amendments to Section 1.02. Section 1.02 is hereby amended by deleting the following definitions in their entirety and replacing them with the following:
“Agreement” means this Fourth Amended and Restated Credit Agreement, as amended by the First Amendment to Fourth Amended and Restated Credit Agreement dated as of February 7, 2018, as the same may be amended or supplemented from time to time.
“Change of Control” means:
(i) the Parent MLP shall cease to own, directly or indirectly, all of the outstanding equity interests of (a) the Borrower and (b) the General Partner; (ii) any Person or two or more Persons acting as a group (as defined in Section

13(d)(3) of the Securities Exchange Act of 1934), other than the Parent MLP or any Wholly-Owned Subsidiary of the Parent MLP, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934) of 35% or more of the outstanding membership interests of the Parent MLP GP; (iii) individuals who, as of the Closing Date, constitute the board of directors of the Parent MLP GP (the “Parent MLP GP Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors of the Parent MLP GP; provided, however, that any individual becoming a director of the Parent MLP GP subsequent to such date whose election, or nomination for election by the Parent MLP GP’s board of directors or committee thereof, was approved by a vote of at least a majority of the directors then comprising the Parent MLP GP Incumbent Board, shall be considered as though such individual were a member of the Parent MLP GP Incumbent Board; or (iv) a Series B Change of Control occurs pursuant to the terms of the Series B Preferred Stock.
Section 1.02 is hereby amended by adding the following definitions where alphabetically appropriate to read as follows:
“Parent MLP LPA” shall mean that certain First Amended and Restated Agreement of Limited Partnership Agreement, dated as of May 6, 2015, as amended by Amendment No. 1 thereto, effective as of May 6, 2015, and by Amendment No. 2 thereto, effective November 28, 2017, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Series B Change of Control Cash Redemption Election” shall mean a notice issued in connection with a Series B Change of Control by a holder of Series B Preferred Stock to Parent MLP pursuant to paragraph 11(b) of Annex B of the Parent MLP LPA electing to require Parent MLP to redeem such holder’s Series B Preferred Stock for cash pursuant to paragraph 11(b)(iv) of such Annex B of the Parent MLP LPA.
“Series B Change of Control” shall have the meaning assigned such term in the Parent MLP LPA.
“Series B Change of Control Notice” shall mean a notice issued by Parent MLP to the holders of Series B Preferred Stock pursuant to paragraph 11(b) of Annex B of the Parent MLP LPA) of a Series B Change of Control.
“Series B Preferred Stock” shall mean (i) (x) $300,000,000 of Parent MLP’s Series B Cumulative Convertible Preferred Units (as defined in the Parent MLP LPA) issued pursuant to Amendment No. 2 to the Parent MLP LPA and (y) any Series B PIK Units (as defined in the Parent MLP LPA) issued in connection with the same and (ii) (x) up to $200,000,000 of Series B Parity Securities (as defined in the Parent MLP LPA) and (y) any equity interests of the same type as the Series B Parity Securities issued as “payment-in-kind” with respect to such Series B Parity Securities.

2.2 Amendment to Section 8.01(i). Section 8.01(i) is hereby amended to read as follows:
(i) Series B Preferred Stock. (i) contemporaneous with the issuance thereof by Parent MLP (and in any event not less than ten (10) Business Days prior to any Series B Change of Control), any Series B Change of Control Notice and (ii) promptly upon receipt thereof by Parent MLP, a copy of any Series B Change of Control Cash Redemption Election.
2.3 Amendment to Section 9.01(a). The parenthetical in Section 9.01(a) is hereby amended to read as follows:
(excluding the Preferred Stock and the Series B Preferred Stock)
2.4 Amendment to Section 9.02(m). Section 9.02(m) is hereby amended to read as follows:

(m)	the Preferred Stock and the Series B Preferred Stock.
2.5 Amendments to Section 9.04. Section 9.04 is hereby amended to read as follows:
Section 9.04. Dividends, Distributions and Redemptions. The Parent MLP and the Borrower will not, and will not permit any Restricted Subsidiary to, declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its capital or partnership interests now or hereafter outstanding, return any capital to its Partners or make any distribution of its assets to its Partners, except for any such dividend, distribution or redemption (collectively, “Distributions”)
(a) by any Restricted Subsidiary to the Parent MLP or to any other Restricted Subsidiary;
(b) by the Parent MLP, other than a redemption of the Preferred Stock or the Series B Preferred Stock, so long as no Default, Event of Default or Deficiency has occurred and is continuing or would result therefrom;
(c) by the Parent MLP of a redemption of the Preferred Stock, so long as (i) no Default, Event of Default or Deficiency has occurred and is continuing or would result therefrom, (ii) after giving effect to such redemption of Preferred Stock on a pro forma basis, the Parent MLP shall be in compliance with the covenants set forth in Section 9.01 as of the last day of the applicable period covered by the certificate most recently delivered pursuant to Section 8.01(f) (for purposes of Section 9.01, as if such redemption of the Preferred Stock, and all other redemption of Preferred Stock and Series B Preferred Stock since the first day of such applicable period, had been redeemed on the first day of such applicable period), and (iii) after giving effect to such redemption of Preferred Stock, the Parent MLP shall have demonstrated that it will have unrestricted cash liquidity (including, for purposes of this computation, the Unused Amount that is then available for borrowing) in an amount not less than 10% of the Aggregate Elected Revolving Commitment Amount;
(d) by the Parent MLP of a redemption of the Series B Preferred Stock in connection with a mandatory redemption upon a Series B Change of Control, so long as all Loans, all interest thereon and all other amounts payable by the Borrower hereunder and under the other Loan Documents that have become due and payable as a result of such Series B Change of Control have first been paid in full or such required payments have been waived in accordance with Section 12.04; and
(e) by the Parent MLP of a redemption of the Series B Preferred Stock (other than a redemption described in clause (d) above), so long as (i) no Default, Event of Default or Deficiency has occurred and is continuing or would result therefrom, (ii) after giving effect to such redemption of Series B Preferred Stock on a pro forma basis (x) the Parent MLP shall be in compliance with the covenant set forth in Section 9.01(b) and (y) the ratio of Total Debt (excluding the Preferred Stock and the Series B Preferred Stock) as of such time to EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available shall be less than or equal to 2.5 to 1.0, in each case as of the last day of the applicable period covered by the certificate most recently delivered pursuant to Section 8.01(f) (for purposes hereof, as if such redemption of the Series B Preferred Stock, and all other redemption of Preferred Stock and Series B Preferred Stock since the first day of such applicable period, had been redeemed on the first day of such applicable period), and (iii) after giving effect to such redemption of Series B Preferred Stock, the Parent MLP shall have demonstrated that it will have unrestricted cash liquidity (including, for purposes of this computation, the Unused Amount that is then available for borrowing) in an amount not less than 20% of the Aggregate Elected Revolving Commitment Amount.
Parent MLP shall not amend or modify the terms of Annex B of the Parent MLP LPA, if such amendment or modification would (x) amend or modify the requirement set forth in paragraph 11(b)(iv) of such Annex B such that any redemption payable in cash pursuant thereto shall be subject to the prior payment of any Indebtedness then due as a result of the event resulting in the Series B Change of Control triggering such redemption or (y) provide for the mandatory redemption of the Series B Preferred Stock for any consideration other than capital stock or other equity interests upon the happening of any event other than a Series B Change of Control.
2.6 Amendments to Section 10.02. Section 10.02(a) is hereby amended to read as follows:
(a) In the case of an Event of Default other than one referred to in Section 10.01 (e), (f) or (g) (or in Section 10.01(j) that is a Series B Change of Control pursuant to which a holder of Series B Preferred Stock has issued a Series B Change of Control Cash Redemption Notice), the Administrative Agent shall, upon request of the Majority Lenders, by notice to the Borrower, cancel the Revolving Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.10(b)) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.
Section 10.02(b) is hereby amended by adding a new sentence at the end thereof, to read as follows:
In the case of an Event of Default referred to in Section 10.01(j) that is a Series B Change of Control pursuant to which a holder of Series B Preferred Stock has issued a Series B Change of Control Cash Redemption Notice, the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.10(b)) shall become automatically immediately due and payable upon the consummation of such Series B Change of Control, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower; provided, such acceleration may at any time prior to the payment in full of such amounts by the Borrower be rescinded by Majority Lenders.
2.7 Amendments to Section 12.04. Section 12.04(a) is hereby amended by adding the following at the end thereof:
; provided, the rescission of any acceleration of the Loans and other amounts payable by the Borrower hereunder and under the Notes pursuant to the last sentence of Section 10.02(b) shall as provided therein be effective upon consent of Majority Lenders:
Section 3. Conditions Precedent. This First Amendment shall become effective on the date (such date, the “First Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.04):
3.1 The Administrative Agent shall have received from the Majority Lenders, the Parent MLP, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.
3.2 The Administrative Agent shall have received the Consent and Agreement attached to this First Amendment executed by the Guarantors (in such numbers as may be requested by the Administrative Agent).
3.3 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.4 No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately after giving effect to the terms of this First Amendment.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 of this Amendment or the waiver of such conditions as permitted in Section 12.04. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4. Miscellaneous.
4.1 Confirmation. The provisions of the Credit Agreement, as amended and waived by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
4.2 Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Parent MLP hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended or waived hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:
(i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii) no Default or Event of Default has occurred and is continuing, and
(iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
4.4 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.5 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.6 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
4.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.9 Loan Document. This First Amendment is a Loan Document.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BLACK STONE MINERALS COMPANY, L.P., as Borrower

By:	BSMC GP, L.L.C., its General Partner

By:	Black Stone Minerals, L.P., its Sole Member

By:	Black Stone Minerals GP, L.L.C., its General Partner

By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

BLACK STONE MINERALS, L.P., as Parent MLP

By:	Black Stone Minerals GP, L.L.C., its General Partner

By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Lila Jordan
Name:	Lila Jordan
Title:	Managing Director

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Vice President

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK N.A., as a Lender

By:	/s/ Theresa M. Benson
Name:	Theresa M. Benson
Title:	Authorized Officer

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Director

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Vice President

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Sam Trail
Name:	Sam Trail
Title:	Senior Vice President

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

IBERIABANK,
as a Lender

By:	/s/ Blake Norris
Name:	Blake Norris
Title:	Vice President

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Michaela Braun
Name:	Michaela Braun
Title:	Director

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

KEYBANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

TEXAS CAPITAL BANK, N.A.,
as a Lender

By:	/s/ James E. Hibbert, Jr.
Name:	James E. Hibbert, Jr.
Title:	Assistant Vice President

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

BOKF, N.A. DBA BANK OF TEXAS.,
as a Lender

By:	/s/ Marisol Salazar
Name:	Marisol Salazar
Title:	SVP

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

[First Amendment]
CONSENT AND AGREEMENT
Each of the undersigned hereby (i) consents to the provisions of this First Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Fifth Amended and Restated Guaranty and Collateral Agreement dated as of November 1, 2017, as amended, modified or supplemented to date, made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Credit Agreement and the other Loan Documents, (iii) ratifies and confirms all other Loan Documents made by it for the benefit of Administrative Agent and Lenders, (iv) agrees that all of its respective obligations and covenants thereunder, except as may be amended or modified hereby, shall remain unimpaired by the execution and delivery of this First Amendment and the other documents and instruments executed in connection herewith, and (v) agrees that such Fifth Amended and Restated Guaranty and such other Loan Documents shall remain in full force and effect.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement to be duly executed as of the date first written above.

BLACK STONE ENERGY COMPANY, L.L.C.

By:	Black Stone Minerals Company, L.P.,
its Sole Member

By:	BSMC GP, L.L.C.,
its General Partner

By:	Black Stone Minerals, L.P.,
its Sole Member

By:	Black Stone Minerals GP, L.L.C.,
its General Partner

By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

BLACK STONE NATURAL RESOURCES, L.L.C.

By:	Black Stone Minerals Company, L.P.,
its Sole Member

By:	BSMC GP, L.L.C.,
its General Partner

By:	Black Stone Minerals, L.P.,
its Sole Member

By:	Black Stone Minerals GP, L.L.C.,
its General Partner

By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE
CONSENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

TLW INVESTMENTS, L.L.C.

By:	Black Stone Energy Company, L.L.C.,
its Manager

By:	Black Stone Minerals Company, L.P.,
its Sole Member

By:	BSMC GP, L.L.C.,
its General Partner

By:	Black Stone Minerals, L.P.,
its Sole Member

By:	Black Stone Minerals GP, L.L.C.,
its General Partner

By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

BSAP II GP, L.L.C.

By:	Black Stone Minerals Company, L.P.,
its Sole Member

By:	BSMC GP, L.L.C.,
its General Partner

By:	Black Stone Minerals, L.P.,
its Sole Member

By:	Black Stone Minerals GP, L.L.C.,
its General Partner

By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE
CONSENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

BLACK STONE MINERALS, L.P.

By:	Black Stone Minerals GP, L.L.C.,
its General Partner

By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

BSMC GP, L.L.C.

By:	Black Stone Minerals, L.P.,
its Sole Member

By:	Black Stone Minerals GP, L.L.C.,
its General Partner

By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE
CONSENT TO FIRST AMENDMENT TO CREDIT AGREEMENT